Smith Barney Futures Management Inc.
                              390 Greenwich Street
                               New York, NY 10013

By EDGAR

Securities and Exchange Commission
450 Fifth Street N.W.
Washington, D.C. 20549

RE:  Smith Barney Diversified Futures Fund L.P. II
     Supplement to Registration Statement on Form S-1
     File No. 333-3538

Ladies and Gentlemen:

     On Behalf of Smith Barney Diversified Futures Fund L.P. II (the "Partnership") I am transmitting herewith for filing, pursuant to Rule 424 (b)
(3) of the Securities Act of 1933, as amended, a Supplement dated August 31, 1997 to the Partnership's final prospectus dated May 31, 1996.

Should you have any questions, please telephone me at 723-5424.

Very truly yours,

/s/ Daniel A. Dantuono
    Daniel A. Dantuono
    Chief Financial Officer and
    Director

Enclosures
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



                                  Smith Barney
                        Diversified Futures Fund L.P. II
                                   August 1997



The net asset value of the Smith Barney Diversified Futures Fund L.P. II was $1,063.41 at the end of August, down 7.5% from the close of July. August proved to be a difficult trading month as the Fund's advisors experienced losses in many of the markets that provided profitable results in July.

A turnaround in global bull market for bonds resulted in losses for advisors' positions in these markets, most notably in the U.S. 30-year bond. In the currency markets, trading was also unprofitable mainly for advisors positions in the Deutsche mark and British pound. Volatility in global equity markets caused small losses for advisors' positions in international stock market indices.

In the energy markets, losses occurred in long positions as crude oil prices were pressured downward partly due to the recent return of Iraqi oil to world markets. Trading in the precious and base metals markets also led to losses during the month.

Trading losses in the grains markets offset profits generated in the softs markets from positions in coffee and cotton.

One of the benefits of managed futures is that if trends continue in the opposite direction of current positions, advisors can reverse positions and participate in those new trends once they become established and identifiable. As usual, patience and perspective are important in any long-term investment.

Important Note from the General Partner:

The following changes in the principals of the General Partner became effective in May 1997. Shelley Ullman and Maureen O'Toole each were appointed as Senior Vice President; Philip M. Waterman, Jr. resigned his positions as Vice Chairman and Director.


Smith Barney Futures Management Inc.

                                  Smith Barney
                        Diversified Futures Fund L.P. II
                                Account Statement
                            For the Period August 1,
                             Through August 31, 1997


                                                                      Percent
                                                                     of Average
                                                                     Net Assets
                                                                     ----------

Realized losses from trading                      $    (286,750)         (0.29)%
Change in unrealized gains/losses
from trading                                         (7,226,836)         (7.22)
                                                  -------------       ---------

                                                     (7,513,586)         (7.51)

Add, Brokerage commissions
and clearing fees ($16,111)                             562,914           0.56
                                                  -------------       ---------


Net realized and unrealized losses                   (8,076,500)         (8.07)
Interest Income                                         342,108           0.34
                                                  -------------       ---------

                                                     (7,734,392)         (7.73)
                                                  -------------       ---------

Less, Expenses:
Management fees                                         227,387           0.22
Incentive fees                                         (159,599)         (0.16)
Other expenses                                           93,003           0.09
                                                  -------------       ---------

                                                        160,791           0.15
                                                  -------------       ---------

Net Loss                                             (7,895,183)         (7.88)%
                                                                      =========

Additions (3,043.3005 L.P. units at
July 31, 1997 net asset value
per unit of $1,149.41)                                3,498,000


Redemptions (2,682.4510 units at
August 31, 1997 net asset value
per unit of $1,063.41)                               (2,852,545)
                                                  -------------

Decrease in net assets                               (7,249,728)

Net Assets, July 31, 1997                           102,016,970

                                                  =============
Net Assets, August 31, 1997                       $  94,767,242
                                                  =============


Net asset value per unit                          $    1,063.41
                                                  =============
($94,767,242/89,116.5631 units)



To the best of the knowledge and belief of the undersigned, the information contained herein is accurate and complete.

By: /s/ Daniel A. Dantuono
        Daniel A. Dantuono
        Chief Financial Officer

Smith Barney
Futures Management Inc.
General Partner, Smith Barney
Diversified Futures Fund L.P. II

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